UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 2006


                                   VIACOM INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

           Delaware                                 001-32686                              20-3515052
--------------------------------            ------------------------        ---------------------------------------
(State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification Number)
        incorporation)
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                     1515 Broadway, New York, New York    10036
            --------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 258-6000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2.        Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

                  On January 31, 2006, Viacom Inc. ("Viacom") completed the acquisition of substantially all of the outstanding limited liability company interests of DreamWorks L.L.C. ("DreamWorks"), a motion picture studio, pursuant to the purchase agreement dated as of December 9, 2005 among Viacom, its subsidiary Paramount Pictures Corporation, DreamWorks and certain holders of membership interests in DreamWorks identified therein (the "Acquisition"). The purchase price was approximately $1.6 billion, including the assumption of debt.

                  A copy of the press release, dated February 1, 2006, announcing the completion of the Acquisition is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                  In connection with the Acquisition, Viacom borrowed approximately $1.1 billion in the aggregate under its $3.25 billion five-year credit agreement with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents, and Tranche B of its $6.0 billion term loan credit agreement with the lenders named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents (collectively, the "Credit Facilities"). The terms of the Credit Facilities are described in, and copies of the Credit Facilities are filed as exhibits to, Viacom's Form 8-K filed on December 14, 2005, and are incorporated by reference herein in their entirety.

Section 9.        Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:


Exhibit No.            Description of Exhibit
-----------            ----------------------
99                     Press release dated February 1, 2006 announcing the
                       completion of the acquisition of DreamWorks.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VIACOM INC.
                                  (Registrant)



                                  By:  /s/ Michael D. Fricklas
                                     -------------------------------------------
                                      Name:   Michael D. Fricklas
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary


Date:  February 2, 2006


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                                  Exhibit Index

Exhibit Number                           Description of Exhibit
--------------      ------------------------------------------------------------
99                  Press release dated February 1, 2006 announcing the
                    completion of the acquisition of DreamWorks.